2018 CORPORATE RESPONSIBILITY REPORT

LETTER TO STAKEHOLDERS

At Hudson Pacific Properties, we are guided by our collective values to operate an environmentally and socially responsible company. Since our inception, we have taken innovative, multi-disciplinary measures that uphold operational and fiduciary excellence—driving our business forward, while protecting the environment and strengthening our communities.

In this report, we outline the significant strides that have enhanced our environmental responsibility framework, increased our workplace productivity and our community engagement, and refined our leadership practices. The formation of our Sustainability Council, representing departments across the company, has assisted with the development and evaluation of sustainability initiatives, with several notable achievements in 2018, including:

+ Receipt of the Green Star designation following our inaugural submission to the Global Real Estate Sustainability Benchmark (GRESB);
+ LEED Gold certification for office developments ICON and CUE, bringing total LEED certified buildings to 19, representing 24% of eligible office square footage, with 93% earning Gold or Platinum certification;
+ Receipt of the ENERGY STAR label for 47 buildings, representing 71% of eligible office square footage, with more than half scoring in the top 10% for energy efficiency; and
+ Advancement of 2025 environmental goals, including reducing energy consumption and associated costs, and greenhouse gas (GHG) emissions, all by 5%.

We have also advanced our social and governance practices, supported by an open dialogue with stakeholders, which continually reinforces that people are our most important asset. We strive to empower our employees, and in 2018, we were honored as one of the Los Angeles Business Journal's Best Places to Work. We look to collaborate with our tenants, to give back to our local communities, and to maintain transparent governance in ways that reduce risk and create exceptional value.

We are committed to owning, operating, renovating and developing high-performance, sustainable office and studio properties. In 2019, we will build upon our foundation and implement sustainability best practices that drive positive outcomes to meet, if not exceed, expectations. This will include significantly increasing our use of renewable energy and adoption of new green technologies; finding ways to foster a more diverse, inclusive and healthy workplace; focusing our philanthropic efforts on the highest-impact initiatives for our communities; and refining our governance practices to ensure continued alignment with shareholder interests.

Across all facets of our business, we will continue to create, reimagine and transform for the future. It is what we do best.

Sincerely,

Victor Coleman
Chairman & CEO
Hudson Pacific Properties

TABLE OF CONTENTS

CORPORATE OVERVIEW 3
2018 Honors & Recognition 4

ENVIRONMENTAL STEWARDSHIP 5
Long-term Environmental Goals 5
Current Environmental Initiatives ... 5
Internal Recognition 6
Certifications 7
Annual Operational Audit 9
Green Transportation 9
Renewable Energy 10
Sustainability Partnerships 10

SOCIAL RESPONSIBILITY 11
Stakeholder Engagement 11
Workplace 11
Employee Development 11
Diversity & Inclusion 12
Health & Wellness 12
Industry, Civic & Community Involvement 13
Philanthropy & Volunteerism 13

CORPORATE GOVERNANCE 14
Board of Directors 14
Board Diversity 14
Ethics 14
Sustainability Management & Oversight 15

COMMITMENT FOR THE FUTURE 16

CORPORATE RESPONSIBILITY MISSION STATEMENT

Our commitment to sustainability focuses on environmental, social and governance (ESG) performance. We own, operate, renovate and build high-performance, sustainable assets that uphold superior environmental standards. We undertake a variety of programs and initiatives that directly support tenant and employee productivity and community engagement. We ensure our governance practices align with our fiduciary responsibilities and enhance our ability to meet strategic and financial performance objectives.

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CORPORATE **OVERVIEW**



Hudson Pacific Properties (NYSE: HPP) acquires, redevelops and develops creative office and studio properties in the West Coast tech and media epicenters of Los Angeles, Silicon Valley, San Francisco and Seattle. We are the leading institutional owner of office space in Silicon Valley, and the largest independent owner and operator of studios in Los Angeles, with a portfolio totaling over 17 million square feet, including land for development, in our core markets. Our top-tier assets combined with our leasing and management expertise have enabled us to cultivate a tenant base of premier blue-chip and growth companies, like Google and Netflix. Our strategic focus is value creation through less capital and time-intensive repositionings and redevelopments, although our deep in-house expertise allows us to execute on a full range of opportunities—from incremental lease-up to cutting-edge new construction.

For additional information on our company, please visit www.HudsonPacificProperties.com.

AS OF DECEMBER 31, 2018:


1.5 MILLION S.F.
8 PROPERTIES
SEATTLE
WASHINGTON
OREGON
7.9 MILLION S.F.
20 PROPERTIES
SILICON VALLEY
2.6 MILLION S.F.
7 PROPERTIES
SAN FRANCISCO
CALIFORNIA
4.6 MILLION S.F.
17 PROPERTIES
LOS ANGELES
1.2 MILLION S.F.
3 PROPERTIES
SUNSET STUDIOS HOLLYWOOD

PORTFOLIO S.F.
17.7 million

OFFICE PROPERTIES
52

STUDIO PROPERTIES
3

ACTIVE (RE)DEVELOPMENT PIPELINE S.F.
1.1 million

FUTURE (RE)DEVELOPMENT PIPELINE S.F.
2.6 million

TOTAL REVENUE
$728.4 million

TOTAL MARKET CAPITALIZATION
$7.2 billion

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OFFICE TENANT INDUSTRY DIVERSIFICATION

% OF ANNUALIZED BASE RENT (ABR)

- TECHNOLOGY: 39%
- MEDIA & ENTERTAINMENT: 14%
- LEGAL: 9%
- BUSINESS SERVICES: 9%
- FINANCIAL SERVICES: 8%
- RETAIL: 5%
- OTHER: 16%



16%
5%
39%
8%
9%
9%
14%

2018 HONORS & RECOGNITION



Commercial Property Executive's Distinguished Achievement Award for Best Unbuilt Project (EPIC)

City of Palo Alto Green Business Leader 2018

LA Better Buildings Challenge Water Efficiency Finalist 2018

Global Real Estate Sustainability Benchmark (GRESB) Green Star 2018

Los Angeles Business Journal BEST Places to Work 2018

Engineering News-Record Regional Best Project 2018 (450 Alaskan)



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ENVIRONMENTAL STEWARDSHIP We are committed to high-performance, sustainable operations, with a focus on owning and operating energy, water and waste efficient properties that also incorporate robust recycling and green cleaning best practices. We have implemented sustainable property management strategies and efficiency retrofits, as well as increased visibility and transparency of our efforts with third- party validation from GRESB, LEED, ENERGY STAR, and other benchmarking systems. Aligned with our ongoing approach to process improvement, we seek to drive positive financial and environmental outcomes for our stakeholders. LONG-TERM ENVIRONMENTAL GOALS REDUCE ENERGY CONSUMPTION BY 15%* IMPROVE WASTE DIVERSION RATES BY 10% 8% REDUCTION THROUGH 2018 1% IMPROVEMENT THROUGH 2018 REDUCE WATER CONSUMPTION BY 10% IMPROVE PORTFOLIO AVERAGE 1% REDUCTION THROUGH 2018 ENERGY STAR SCORE BY 10% 6% IMPROVEMENT THROUGH 2018 REDUCE GHG EMISSIONS BY 15%* 9% REDUCTION THROUGH 2018 *Based on portfolio performance for energy and GHG reductions to date, we have increased our target reduction goal from 10% to 15% by 2025 for these categories. BY 2025 (2016 BASE YEAR) CURRENT ENVIRONMENTAL INITIATIVES ++ Maintain a Sustainability Action Plan for every property ++ Benchmark 100% of office buildings in the ENERGY STAR Portfolio Manager platform ++ Obtain LEED Certification for 100% of new developments ++ Implement LEED for Existing Buildings strategy as an operational framework ++ Evaluate and implement Clean Tech Strategy GARDENING VERTICALLY WITH LA URBAN FARMS Our partnership with LA Urban Farms, a leading provider of vertical gardens, utilizes innovative aeroponic technology to grow healthy food in urban settings. This LEED-credit-eligible technology, which uses 90% less land and water, allows us to control food production, as well as water consumption. The nutrient-dense produce is harvested without the use of soil in half the amount of time as traditional gardening, and requires up to 50% less time to maintain. We have established vertical gardens at several properties, including Sunset Gower Studios, where more than 800 plants are grown for its on-site commissary, Food & Bounty. Excess produce harvested at Sunset Gower and other properties is donated to local nonprofit organizations. 5

INTERNAL RECOGNITION

We created our inaugural internal Sustainability Awards program to recognize property and engineering management teams that exceeded sustainability goals for their respective buildings. We encouraged managers to submit nominations for notable achievements in water, energy and waste reduction, as well as tenant engagement events, Sustainability Action Plans and improved ENERGY STAR scores. Our CEO made a company-wide announcement regarding the winners, who also received monetary prizes for their exemplary commitment to environmental stewardship.



BEST SUSTAINABILITY ACTION PLAN
RINCON CENTER, SAN FRANCISCO

Comprehensive plan detailed goals to reduce energy, water and waste consumption, as well as tenant engagement events, Light-Emitting Diode (LED) retrofitting, waste audits and improved benchmarking practices



BEST TENANT ENGAGEMENT EVENT
TECHMART, SANTA CLARA

Hosted first Annual Green Fair for building tenants, providing more than 1,000 attendees with eco-friendly lifestyle tips



BEST IMPROVEMENT IN ENERGY STAR SCORE
1455 MARKET, SAN FRANCISCO

Earned certification for the first time and increased score by 20 points from previous year



BIGGEST 'LOSER' ENERGY USAGE COMPARED TO PREVIOUS YEAR
83 KING, SEATTLE

Reduced energy usage by 13% from previous year



BIGGEST 'LOSER' WATER USAGE COMPARED TO PREVIOUS YEAR
DEL AMO, LOS ANGELES

Reduced water used by 18% from previous year


SunWork



GREEN FAIR PROMOTES SUSTAINABLE LIFESTYLE

Our Techmart property management team hosted their first ever Green Fair to promote sustainable living, attracting more than 1,000 tenants and local corporate neighbors. The event, featuring more than 20 exhibitors, helped to increase awareness of green living and eco-friendly lifestyle products and services, while also serving as an e-waste collection site. Companies such as Tesla Motors and SunWork demonstrated ways to increase efficiencies and reduce environmental impact every day, while other exhibitors showcased filtered water, locally sourced produce, alternative transportation and more.

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CERTIFICATIONS

2018 ENERGY STAR HIGHLIGHTS

+ Earned ENERGY STAR label for 47 buildings (8.4 million square feet), representing 71% of eligible office square footage, with more than half scoring in the top 10% for energy efficiency
+ Reduced energy consumption and associated costs by 5%, or over 9,000 megawatt hours, producing savings of $1.7 million
+ Benchmarked 100% of office assets for water and waste, as well as energy, within the ENERGY STAR Portfolio Manager platform
+ Developed and implemented property-specific Sustainability Action Plans that emphasize ENERGY STAR benchmarking, tenant engagement, communications, score improvements and certification
+ Initiated a robust, property-level engagement program to recognize top performers in ENERGY STAR score improvements, tenant engagement events, Sustainability Action Plans, and energy and water reductions

ENERGY STAR PARTNER

2018 ENERGY STAR CERTIFIED BUILDINGS

1455 Market Street, San Francisco
1731 Technology Drive, San Jose
1740 Technology Drive, San Jose
2001 Gateway Place, San Jose
2033 Gateway Place, San Jose
2055 Gateway Place, San Jose
2077 Gateway Place, San Jose
2099 Gateway Place, San Jose
224 Airport Parkway, San Jose
226 Airport Parkway, San Jose
275 Brannan Street, San Francisco
333 Twin Dolphin Plaza, Redwood City
3400 Hillview Avenue, Building 1, Palo Alto
3400 Hillview Avenue, Building 2, Palo Alto
505 First Avenue South, Seattle
555 Twin Dolphin Plaza, Redwood City
625 Second Street, San Francisco
83 South King Street, Seattle
875 Howard Street, San Francisco
901 Market Street, San Francisco
989 East Hillsdale Boulevard, Foster City
660 Hansen Way, Palo Alto
3501 Sepulveda Boulevard, Torrance
25 Metro Drive, San Jose
101 Metro Drive, San Jose
181 Metro Drive, San Jose
950 Tower Lane, Foster City
1220 Howell Street, Seattle
20700 44th Avenue West, Lynnwood
3000 El Camino Real, Building 1, Palo Alto
3000 El Camino Real, Building 2, Palo Alto
3000 El Camino Real, Building 5, Palo Alto
101 Spear Street, San Francisco
121 Spear Street, San Francisco
275 Shoreline Drive, Redwood City
255 Shoreline Drive, Redwood City
959 Skyway Road, San Carlos
999 Skyway Road, San Carlos
5201 Great America Parkway, Santa Clara
201 Redwood Shores Parkway, Redwood City
203 Redwood Shores Parkway, Redwood City
11601 Wilshire Boulevard, Los Angeles
1099 Stewart Street, Seattle
2800 Campus Drive, San Mateo
2755 Campus Drive, San Mateo
2929 Campus Drive, San Mateo
2955 Campus Drive, San Mateo

ENERGY UPGRADES REDUCE ENVIRONMENTAL IMPACT

We implemented a variety of sustainable building solutions at our 1455 Market high-rise office tower based on an extensive, voluntary property evaluation. Many upgrades were incorporated, including LED lighting, Variable Frequency Drives (VFDs), chiller retrofits, restroom water fixture replacements, and Air Handling Unit (AHU) controller replacements. Collectively, these changes resulted in enhanced efficiency and temperature control, improving occupant comfort, while achieving a 53% Return on Investment (ROI).



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2018 LEED HIGHLIGHTS

- Earned LEED certification for 19 buildings (2.8 million square feet), representing 24% of eligible office square footage, with 93% achieving Platinum or Gold status
- Pursued LEED certification for all new ground-up developments, with recently completed projects, ICON and CUE (5808 Sunset Boulevard and 1457 North Van Ness Avenue in Hollywood, respectively), achieving LEED Gold certification
- Typical features of our LEED properties and projects include transit-oriented locations, outdoor amenity spaces, water reduction strategies, energy efficient glazing, building energy management systems, and mechanical design to reinforce thermal comfort

2018 LEED CERTIFIED BUILDINGS

LEED PLATINUM, INTERIOR DESIGN & CONSTRUCTION*
1455 Market Street, San Francisco

LEED GOLD, BUILDING DESIGN & CONSTRUCTION
5808 Sunset Boulevard, Hollywood
1457 North Van Ness Avenue, Hollywood

LEED GOLD, EXISTING BUILDING OPERATIONS & MAINTENANCE
101 Spear Street, San Francisco
121 Spear Street, San Francisco
275 Shoreline Drive, Redwood City
255 Shoreline Drive, Redwood City
989 East Hillsdale Boulevard, Foster City

LEED GOLD, BUILDING DESIGN & CONSTRUCTION
12333 West Olympic Boulevard, Los Angeles
1861 Bundy Drive, Los Angeles
1901 Bundy Drive, Los Angeles
1925 Bundy Drive, Los Angeles
1933 Bundy Drive, Los Angeles
1099 Stewart Street, Seattle
901 Market Street, San Francisco

LEED GOLD, INTERIOR DESIGN & CONSTRUCTION*
275 Brannan Street, San Francisco
3000 El Camino Real, Building 5, Palo Alto

LEED SILVER, EXISTING BUILDING OPERATIONS & MAINTENANCE
919 East Hillsdale Boulevard, Foster City

* LEED certification covers partial building.



LED RETROFITS MAXIMIZE PORTFOLIO SAVINGS

Initiated as the result of a comprehensive, portfolio-wide audit of light sources, LED retrofitting substantially improved energy efficiency and lowered operating costs. Key audit results helped determine appropriate lighting for building spaces and potential areas for savings. High-efficiency lighting was installed in parking lots, garages and lobbies across 59 properties, totaling more than 8 million square feet. We also reduced environmental impact by reusing existing infrastructure, ultimately delivering an 81% ROI.

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ANNUAL OPERATIONAL AUDIT

Each year, we complete a portfolio-wide, regulatory and safety-best-practices audit. This comprehensive process encompasses 99 questions across 35 categories, all aimed to ensure our buildings are safe, efficient and properly maintained. In addition, the audit serves as a tool to further our ESG initiatives, and to help identify opportunities for improvement in energy, water and waste reduction. This process facilitates compliance with all local, state and federal codes, and addresses any issues that arise from the audit immediately.

GREEN TRANSPORTATION

We encourage our employees and tenants to use various modes of green transportation to commute to work, helping to reduce GHG emissions, traffic congestion and fossil fuel dependence.


BIKE SHARE

Commuter benefits include:

+ Proximity to public transit options, like Bay Area Rapid Transit (BART), Santa Clara Valley Transportation Authority (VTA), Caltrain, Los Angeles Metro Rail, and Seattle Link light rail
+ Free shuttle service to public transit
+ Bike share programs
+ On-site bike storage, showers and lockers
+ Engagement programs, like Bike to Work Day
+ On-site and walkable amenities
+ Curated retail promenades
+ Reserved spaces and preferred building access for shared/carpool vehicles
+ Priority parking and charging stations for Electric Vehicle (EV) users

EV CHARGING STATIONS BY THE NUMBERS

	2017	2018	% INCREASE
Number of EV charging sessions	34,839	52,417	34%
Total EV energy charged (kWh)	290,480	468,321	38%
Number of charging ports	153	209	27%
Properties with chargers	26	35	26%

Avoided **445,235** kg GHG emissions

Equivalent to planting **11,416** trees and letting them grow for 10 years

SHUTTLE SERVICE REDUCES TRAFFIC CONGESTION, VEHICLE EMISSIONS

As part of our efforts to provide superior amenities to our tenants, as well as reduce vehicle emissions associated with daily commuting, we provide free shuttle service to our tenants in nearly every building we own across Silicon Valley. In Foster City, Redwood Shores, and San Jose, we have developed and funded a network of shuttles that provide tenants with access to mass transit stations and park and ride locations. In Palo Alto, we partnered with Stanford Research Park Transportation to provide a free tenant shuttle service, which begins at the California Avenue Caltrain station and stops within a short walking distance from five of our Palo Alto properties.


HUDSON PACIFIC PROPERTIES
CUSTOMER SHUTTLE

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RENEWABLE ENERGY In 2018, our annual assessment of energy intensity throughout the portfolio prompted us to begin to develop a 2019 Renewable Energy Strategic Plan, which will increase green power usage and support Renewable Energy Certificates (RECs). We currently source our energy from the national power grid through local utility providers, which are increasingly investing in renewable energy sources to create cleaner and more sustainable energy. Based on figures from our utility providers, we are able to estimate the percentage of our energy that comes from renewable sources. % OF ENERGY FROM RENEWABLE SOURCES LOS SILICON ANGELES VALLEY 30% 44% SAN FRANCISCO SEATTLE 38% 93% *Based on the most recent public data from each utility provider, as of May 2019. SUSTAINABILITY PARTNERSHIPS U.S. Green Los Angeles Better Global Real Estate Fitwel U.S. Environmental Building Owners and Building Council Buildings Challenge Sustainability Ambassadors Protection Agency Managers Association (USGBC) Partner Benchmark (GRESB) Program ENERGY STAR Partner Water & Waste Challenge AWARD-WINNING INNOVATION IN WATER CONSERVATION Our annual operations audit identified numerous opportunities to improve water consumption at our 6922 Hollywood office tower. We employed various water reduction strategies, including the installation of a VFD on the domestic water pump and upgrades to water-saving toilets, urinals and restroom faucets. The improvements contributed to a year-over- year 14% decline in water use, which reduced our operating costs and environmental impact. The property also received recognition as a finalist for the Los Angeles Better Buildings Challenge’s 2018 Water Efficiency Project of the Year. 10

SOCIAL RESPONSIBILITY STAKEHOLDER ENGAGEMENT Responsible operations are a cornerstone of our promise to deliver for our stakeholders: our tenants, our employees, our investors and our communities. We have both near- and long-term engagement strategies, and we believe in promoting the well-being of those working, living and playing in and around our properties. Doing so supports and improves our financial performance, making it an integral component of our fiduciary responsibility to shareholders. TENANTS EMPLOYEES We create the workplaces of tomorrow, today. Our Our ability to attract and retain the highest-caliber people is buildings are designed as destinations for talent, a top priority. We are committed to a healthy company culture with the notion that atmosphere and productivity go created from the top down. together. ENGAGEMENT: satisfaction surveys, appreciation ENGAGEMENT: quarterly calls with CEO, engagement surveys, events, meet and greet opportunities, newsletters, professional development programs, annual performance social media, building performance updates reviews, employee recognition, whistleblower mechanisms INVESTORS COMMUNITIES We approach all facets of our business through an We strive to make a difference in the communities innovative lens, with a focus on longevity, making our where we work, live and play. company an attractive investment opportunity. ENGAGEMENT: quarterly earnings calls, annual ENGAGEMENT: community presentations and shareholder meeting, investor days, conferences, events, civic and industry involvement, corporate roadshows, property tours philanthropy and volunteer opportunities WORKPLACE We have a vital interest in maintaining safe and efficient working conditions for our employees, tenants and visitors. We provide innovative, well-designed, PROFESSIONAL sustainable and smart workspaces that enable companies, including our own, to thrive. Our forward-thinking environments feature abundant collaboration ADVANCEMENT FOSTERS areas, improved natural light and air circulation, rooftop gardens, LEED and GROWTH CULTURE ENERGY STAR certification, and enhanced transit accessibility. We are committed to providing our employees ongoing training and EMPLOYEE DEVELOPMENT development opportunities that foster professional growth. Our employees are our greatest asset, and we seek to hire, retain and In 2018, we promoted empower the best talent. We aim to foster both personal and professional growth at all levels of the organization, supported by a variety of programs, 43 EMPLOYEES, or including: 14% OF OUR WORKFORCE, ++ Annual performance development reviews based on exceptional performance and ++ Employee engagement surveys demonstrated leadership. ++ Ongoing education and professional development opportunities ++ Hudson University, a two-day, new hire orientation and training program, including an overview of company-wide sustainability goals ++ Hudson Helps, company-wide philanthropy and volunteerism program 11

DIVERSITY & INCLUSION

We are committed to fostering, cultivating and preserving a culture of diversity and inclusion. We embrace and value diversity in all its forms, whether gender, age, ethnicity or cultural background. Equal opportunity is integral to our recruitment process, as we aim to develop a community of diverse talent. We seek to maintain a positive workplace, free from discrimination and harassment, and encourage open and honest communication to resolve issues. We champion pay equity and mutual respect, promoting an environment of fairness and equality. Our Human Rights Policy reflects our longstanding dedication to the preservation of basic rights and human dignity in our workplace and beyond.

307
TOTAL EMPLOYEES

GENDER

MALE	FEMALE
45%	55%

AGE

UNDER 30	30 - 50	OVER 50
17%	57%	26%

RACE/ETHNICITY

African American/Black **9%**
Asian **12%**
Caucasian/White **52%**
Hispanic/Latino **17%**
Native Hawaiian/Pacific Islander **1%**
Two or more races **9%**

HEALTH & WELLNESS

We view the well-being of our employees and tenants as a top priority. Notable initiatives include:

EMPLOYEES

+ Excellent subsidized health and wellness benefits
+ Generous policies to encourage work/life balance
+ Subsidized gym memberships and access to fitness centers
+ Healthy dining and snack options
+ Ergonomically sound and comfortable work stations

TENANTS

+ Green cleaning
+ High indoor air quality and thermal comfort
+ Access to healthy dining options and fitness centers
+ Promotion of alternative transportation options
+ First Hour Focus meet and greet program for tenants and property managers
+ Expedited Response program to ensure prompt attention to tenant issues

OUTDOOR WORKSPACE PROMOTES WELLNESS, PRESERVES WILDLIFE

We employed a series of eco-friendly best practices in converting a dilapidated, mud-bottom pond into usable green space for our 555 Twin Dolphin office building and the adjacent campus properties in Redwood Shores. Landscaping was performed utilizing drought-tolerant plants, sustainable arbor structures and recycled pond water. We also installed a drip irrigation watering system and created a certified wildlife habitat, fostering a sanctuary for butterflies, birds and other species. During the month of October, we hosted a Wednesday Wellness series in partnership with Outdoor Yoga SF, providing tenants the chance to enjoy free yoga classes in this serene space.



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BEST

INDUSTRY, CIVIC & COMMUNITY INVOLVEMENT

We lead by example at work and in the community—at every level of the organization. Our leadership and employees are actively involved and work collaboratively with many of the most influential and impactful industry, civic and community groups.

INDUSTRY ASSOCIATIONS

+ Building Owners and Managers Association (BOMA)
+ Commercial Real Estate Women (CREW)
+ Fisher Center for Real Estate & Urban Economics
+ National Association of Real Estate Investment Trusts (NAREIT)
+ National Association of Industrial and Office Properties (NAIOP)
+ UCLA Ziman Center for Real Estate
+ Urban Land Institute (ULI)
+ USC Lusk Center for Real Estate

ECONOMIC & COMMUNITY DEVELOPMENT

+ Alliance for Pioneer Square
+ Central City Association of Los Angeles
+ Downtown Seattle Association
+ Friends of the Waterfront Seattle
+ Friends of the Hollywood Central Park
+ Hollywood Chamber of Commerce
+ Hollywood Entertainment District
+ Los Angeles Sports & Entertainment Commission
+ Sunset & Vine Business Improvement District

PHILANTHROPY & VOLUNTEERISM

Our philanthropy and volunteerism program, Hudson Helps, leverages our resources, people and expertise to provide meaningful and often transformational support to the communities in which we operate. At the corporate level, we partner with leading non-profit organizations, primarily in the areas of housing and shelter, education, employment and the environment. In addition to initiatives at the corporate level, Hudson Helps includes programs that support our employees' individual philanthropic and volunteer efforts. These include company-matched donations and paid volunteer time off.

PATH: PEOPLE ASSISTING THE HOMELESS

Hudson Helps' ongoing partnership with PATH, a nonprofit organization dedicated to ending homelessness, provides employees opportunities throughout the year to support low-income and homeless families. During the back-to-school season, we contributed backpacks and school supplies for more than 100 families. Over the holidays, we donated and distributed Thanksgiving meals for nearly 80 families, and gifts for more than 50 families.


The Sophia Way

COMMUNITY GRANTS PROGRAM

In 2018, we piloted the Hudson Helps Community Grants Program to support nonprofit organizations addressing social and economic challenges in the communities where we operate. Our employees nominate organizations quarterly, and in the program's inaugural year, we awarded grants to the following Seattle-based nonprofits: The Sophia Way, an organization committed to supporting single adult women experiencing homelessness transition into permanent housing; Wellspring Family Services, a nonprofit, multi-service agency assisting low-income and vulnerable individuals, children and families; and Operation Sack Lunch, a nonprofit dedicated to the creation of an equitable food system for those who struggle with hunger.


HUDSON HELPS

CLOTHES THE DEAL

In 2018, Hudson Helps partnered with Clothes the Deal, a nonprofit organization that provides business attire to low-income job seekers. Our employees company-wide were encouraged to donate new and gently-used clothing items. In less than a month, more than 300 articles of clothing were collected, exceeding the initial goal of 100 outfits.

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CORPORATE GOVERNANCE We view sound corporate governance in accordance with all applicable laws, rules, regulations and policies as essential to creating and preserving shareholder value. BOARD OF DIRECTORS We have an effective and highly skilled Board of Directors. Three standing committees consisting of independent members of the Board provide high-level guidance on matters affecting our business, with the Nominating and Corporate Governance Committee overseeing our ESG initiatives. Ninety percent of our directors are independent, and all directors are elected for a one-year term, maximizing their accountability to our shareholders. Additionally, our Bylaws ensure that directors in uncontested elections must receive a majority of votes to be elected. We prohibit the pledging or hedging of securities, and have strict stock ownership guidelines for both directors and executive officers, aligning their interests with the interests of our shareholders. BOARD DIVERSITY We embrace board diversity in all its facets—skills, experience, gender, ethnicity, race—as essential to maintaining our competitive advantage and attaining our strategic objectives. Our Board appointments are always merit based, and we recognize that diversity promotes the inclusion of different perspectives and experiences, which strengthens our governance. In recent years, our Nominating and Corporate Governance Committee resolved to strengthen its commitment to diversity. The Board added an independent female director in 2017 and will add another in 2019. We annually review our Board’s size, composition and operation, as well as candidates for appointment based upon their independence, skills, qualifications and experience. We will also engage qualified external advisors to assist the Board in searching for candidates who meet specific criteria. ETHICS Our directors and management conduct themselves in accordance with the highest moral and ethical standards, informed by a robust Code of Business Conduct and Ethics that reflects our values, and promotes honesty, transparency, integrity and accountability. We are committed to ensuring a fair workplace for our employees as well as partners with whom we do business. We have strict policies to protect against unlawful discrimination and harassment. We have an Open-Door Policy to encourage honest and direct communication to resolve issues and concerns in an expeditious manner. We also have an Ethics Hotline that provides an alternative and anonymous method of reporting suspected compliance violations, unlawful or unethical behavior, or fraud. For additional information on our corporate governance practices, please visit the Corporate Governance section of our website at www.HudsonPacificProperties.com. 14

SUSTAINABILITY MANAGEMENT & OVERSIGHT Our Board’s Nominating and Corporate Governance Committee meets at least twice a year and oversees our Sustainability Council. Beginning in 2019, the company plans to form a Sustainability Committee, which will consist of Board members, including our CEO, to further enhance oversight of sustainability initiatives. The Sustainability Council was formed to advance our commitment to operational excellence, environmental responsibility and tenant retention. Represented departments include: Construction, Development, Engineering, Human Resources, Investor Relations, Legal, Operations, and Property Management. Our sustainability consultant, Corporate Sustainability Strategy (CSS), which we retained in 2016 to assess opportunities for improvement and support the development of our ESG strategy, also sits on the Council. The Council meets quarterly to address strategy and execution, and to identify ways to improve stakeholder engagement. The Construction, Engineering and Property Management teams, as well as CSS, evaluate, develop and implement various initiatives to support our broader ESG objectives. Regional directors and managers review specific building operating issues, data and analytics to identify opportunities for improvement, including energy and water usage, waste and recycling, GHG, indoor air quality and occupational safety. We use third-party vendors, including GRESB, LEED and ENERGY STAR, to evaluate costs and validate our performance. BOARD OF EXECUTIVE DIRECTORS MANAGEMENT TEAM NOMINATING & CORPORATE GOVERNANCE COMMITTEE SUSTAINABILITY COUNCIL SUSTAINABILITY CONSTRUCTION CONSULTANT PROPERTY ENGINEERING MANAGEMENT THIRD-PARTY VALIDATION VENDORS 15

COMMITMENT FOR THE FUTURE Under the leadership of our CEO, we are committed to building and maintaining an innovative, superior ESG platform that goes beyond traditional value creation to drive better outcomes for our stakeholders. We will find creative ways to improve the environmental performance of our buildings, including substantially increasing our use of renewable energy, as well as exploring the adoption of new green technologies. We will make strides to foster an even more diverse, inclusive and healthy workplace that provides ample opportunities for professional growth. We will further focus our philanthropic and volunteer efforts on high-impact engagements that address pressing issues in our local communities. We will continue to review and assess our governance practices, to improve transparency and ensure processes and procedures align with our fiduciary responsibilities. We are ready for what’s next. REIMAGINING NOW. TO CREATE WHAT’S NEXT. 16

FORWARD-LOOKING STATEMENTS This Corporate Responsibility Report is not an offer to sell or solicitation of an offer to buy any securities. Any offers to sell or solicitations to buy securities shall be made by means of a prospectus approved for that purpose. The report is intended to highlight the company’s efforts regarding Environmental, Social and Governance (ESG) initiatives. There is no guarantee that the information presented will reflect the beliefs or values of a particular investor, as socially-responsible investing is inherently subjective. The company is dependent on information provided by third-party vendors and acknowledges that certain information may not be accurate or all-encompassing. Performance standards as they relate to ESG are developing and lack universal consistency. There can be no assurance that the company will successfully implement any of the policies, strategies or procedures outlined, nor, if implemented, that said policies, strategies or procedures will have an intended ESG impact. Historical performance should not be viewed as a guide for future performance. This report may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the company’s control, which may cause actual results to differ significantly from those expressed in any forward- looking statement. All forward-looking statements reflect the company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, the company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, and other risks described in documents subsequently filed by the company from time to time with the SEC. 17